Exhibit 10.1

NOTE CONVERSION AGREEMENT

This Note Conversion Agreement (this “Agreement”) is made and entered into as of September 8, 2023 (the “Effective Date”), by and among Cingulate Therapeutics LLC, a Delaware limited liability company (the “Company”), Cingulate Inc., a Delaware corporation (the “Parent”) and Werth Family Investment Associates LLC, a Connecticut limited liability company (the “Holder”).

Recitals

Whereas, on August 9, 2022, the Company issued a Promissory Note (the “Original Note”) to the Holder with a principal amount of $5,000,000 (the “Original Principal Amount”);

WHEREAS, on May 9, 2023, the Company issued an Amended and Restated Promissory Note (the “A&R Note”) increasing the principal amount under the Original Note by $3,000,000 to $8,000,000; and

Whereas, the Company and the Holder desire to convert the Original Principal Amount plus all accrued interest thereon (the “Converted Amount”) into pre-funded warrants of the Parent (the “Pre-Funded Warrants”) to purchase shares of the Parent’s common stock (the “Common Stock”), par value $0.0001 per share (the “Pre-Funded Warrant Shares” and together with the Pre-Funded Warrants, the “Securities”), at a conversion price per Pre-Funded Warrant of $0.85 (the “Conversion Price”).

Agreement

Now, Therefore, in consideration of the premises and the covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Conversion. On the Effective Date, the Converted Amount shall be converted into Pre-Funded Warrants at the Conversion Price, resulting in the issuance by Parent of Pre-Funded Warrants to purchase 6,838,235 shares of Common Stock, or the Converted Amount divided by the Conversion Price. Such Pre-Funded Warrants shall be on the form attached hereto as Exhibit A. The Company and the Holder agree that after the conversion of the Original Amount and the issuance of the Pre-Funded Warrants, there will be $3,000,000 in principal and $96,250 of accrued interest outstanding under the A&R Note.

2. Holder’s Representations and Warranties. The Holder represents and warrants to the Company and the Parent that:

(a) Understandings or Arrangements. The Holder is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting the Holder’s right to sell the Securities in compliance with applicable federal and state securities laws). The Holder understands that the Securities are “restricted securities” and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law and is acquiring such Securities as principal for his, her or its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Holder’s right to sell such Securities pursuant in compliance with applicable federal and state securities laws). The Holder is acquiring the Securities in the ordinary course of its business.

(b) Holder Status. At the time the Holder was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Pre-Funded Warrants, it will be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act.

3. Miscellaneous.

(a) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

(b) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(c) Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by electronic mail, or otherwise by electronic transmission (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g.,www.docusign.com) evidencing an intent to sign this Agreement, such electronic mail or other electronic transmission shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original. Execution and delivery of this Agreement by electronic mail or other electronic transmission is legal, valid and binding for all purposes.

(d) Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and shall be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to use their commercially reasonable efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

(e) Entire Agreement. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(f) Amendment; Waiver. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(g) Rules of Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

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In Witness Whereof, the Company, the Parent and the Holder have executed this Note Conversion Agreement as of the date first set forth above.

COMPANY:

CINGULATE THERAPEUTICS LLC

By:	/s/ Shane J. Schaffer
Name:	Shane J. Schaffer
Title:	Chief Executive Officer

PARENT:

CINGULATE INC.

By:	/s/ Shane J. Schaffer
Name:	Shane J. Schaffer
Title:	Chief Executive Officer

HOLDER:

WERTH FAMILY INVESTMENT ASSOCIATES LLC

By:	/s/ Peter J. Werth
Name:	Peter J. Werth
Title:	Manager

[Signature Page to Note Conversion Agreement]

EXHIBIT A

Form of Pre-Funded Warrant